EXHIBIT (A)(1)(B)

Letter of Transmittal
to Tender Shares of Common Stock
of
Intelligroup, Inc.
at $4.65 Net Per Share
Pursuant to the Offer to Purchase
Dated June 21, 2010
by
Mobius Subsidiary Corporation
an indirect wholly owned subsidiary of
NTT DATA CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, JULY 19, 2010, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer Is:

COMPUTERSHARE TRUST COMPANY, N.A.

By Mail to:
Computershare Trust Company, N.A.
c/o Voluntary Corporate Actions
PO Box 43011
Providence, RI 02940-3011

By Overnight Courier to:
Computershare Trust Company, N.A.
c/o Voluntary Corporate Actions
Suite V
250 Royall Street
Canton, MA 02021

By Facsimile Transmission (for Eligible Institutions Only): (617) 360-6810
Confirm by Telephone: (781) 575-2332

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)
(Please Fill in, if Blank, Exactly as Name(s)	Share Certificate(s) Tendered
Appear(s) on Share Certificate(s))	(Attach Additional List if Necessary)
	Share	Total Number of	Number of
	Certificate	Shares Evidenced	Shares
	Number(s)*	by Certificate(s)*	Tendered**

Total Shares Tendered:

* Need not be completed by shareholders tendering Shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares evidenced by any Share Certificates delivered to the Depositary are being tendered hereby. See Instruction 4.

THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED BY SHAREHOLDERS OF INTELLIGROUP, INC. EITHER (I) IF CERTIFICATES EVIDENCING SHARES (AS DEFINED BELOW) ARE TO BE FORWARDED HEREWITH OR (II) IF DELIVERY OF SHARES IS TO BE MADE BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED IN SECTION 2 — “ACCEPTANCE FOR PAYMENT AND PAYMENT FOR SHARES” OF THE OFFER TO PURCHASE AND PURSUANT TO THE PROCEDURES SET FORTH IN SECTION 3 — “PROCEDURES FOR TENDERING SHARES” OF THE OFFER TO PURCHASE).

Holders whose certificates evidencing Shares (“Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1— “Terms of the Offer” of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 — “Procedures for Tendering Shares” of the Offer to Purchase. See Instruction 2.

☐	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐ CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

  If Delivered by Book-Entry Transfer, Check Box: ☐

Name of Tendering Institution:

Account Number:

Transaction Code Number:

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 And 7)

To be completed ONLY if the check for the purchase price of Shares tendered and accepted for payment is to be issued in the name of someone other than the undersigned.

Issue check to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5, 6 And 7)

To be completed ONLY if the check for the purchase price of Shares tendered and accepted for payment and/or certificates for Shares not tendered or not accepted for payment is/are to be delivered to someone other than the undersigned, or to the undersigned at an address other than that above.

Deliver check to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

The undersigned hereby tenders to Mobius Subsidiary Corporation, a New Jersey corporation (“Purchaser”) and an indirect wholly owned subsidiary of NTT DATA CORPORATION, a corporation organized under the laws of Japan (“Parent”), the above-described shares of common stock, par value $.01 per share (the “Shares”), of Intelligroup, Inc., a New Jersey corporation (the “Company”), for $4.65 per Share, net in cash (less any applicable withholding of taxes), without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 21, 2010 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the “Offer”). The undersigned understands that Purchaser reserves the right to transfer or assign to Parent and/or one or more direct or indirect subsidiaries of Parent the right to purchase all or any portion of the Shares tendered in the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

Upon the terms and subject to the conditions of the Offer, and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares or other securities) and rights declared, paid or distributed in respect of such Shares on or after the date of this Offer to Purchase (collectively, “Distributions”) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and any and all Distributions, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares (and all Distributions), or transfer ownership of such Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned irrevocably appoints designees of Purchaser as attorneys-in-fact and proxies of the undersigned, in the manner set forth in this Letter of Transmittal, each with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to (a) the Shares tendered by the undersigned and accepted for payment by Purchaser and (b) any and all Distributions issued or issuable on or after the date of the Offer to Purchase in respect of such tendered and accepted Shares. All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when and only to the extent that the Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares and other securities will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). When the appointment of the proxy becomes effective, the designees of Purchaser will, with respect to the Shares and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Company’s shareholders, or with respect to any written consent of the Company’s shareholders, and Purchaser reserves the right to require that in order for Shares or other securities to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting and other rights with respect to such Shares.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares, including questions as to the proper completion or execution of this Letter of Transmittal or other required documents and as to the proper form for transfer of any certificate for Shares, shall be resolved by Purchaser, in its sole discretion, whose determination shall be final and binding. The acceptance for payment by Purchaser of Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

The undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby (and all Distributions), and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto (and to all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares or Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered (and all Distributions assigned or transferred) hereby. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser, all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution, as determined by Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that valid tenders of Shares pursuant to any one of the procedures described in Section 3— “Procedures for Tendering Shares” of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned’s representation and warranty that the undersigned owns all Shares being tendered.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.”Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail the check for the purchase price to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.”In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the purchase price in the name(s) of, and deliver such check to, the person(s) so indicated. Unless otherwise indicated herein under “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above.

IMPORTANT:
SHAREHOLDER(S) SIGN HERE

(PLEASE ALSO COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

Signature(s) of Holder(s)

Dated:  , 2010

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Tax Identification or Social Security Number:

(SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED — SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.
FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.	Guarantee of Signatures.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”). No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the Shares) tendered herewith and such registered holder(s) have not completed the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal, or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.	Delivery of Letter of Transmittal and Shares.

This Letter of Transmittal is to be used if either Share Certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in Section 2 — “Acceptance for Payment and Payment for Shares” of the Offer to Purchase) is utilized, deliveries are to be made by book-entry transfer pursuant to the procedures set forth in Section 3 — “Procedures for Tendering Shares” of the Offer to Purchase. Share Certificates for all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent’s Message in the case of a book-entry transfer, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal prior to the Expiration Date (or the expiration of a “subsequent offering period” (as described in Section 1 — “Terms of the Offer” in the Offer to Purchase), if applicable). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 — “Procedures for Tendering Shares” of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) Share Certificates representing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares, in each case together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees (or in the case of a book-entry transfer, an Agent’s Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three OTC Bulletin Board trading days of the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 — “Procedures for Tendering Shares” of the Offer to Purchase.

THE METHOD OF DELIVERY OF SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND SOLE RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), the undersigned waives any right to receive any notice of the acceptance for payment of the Shares.

3.	Inadequate Space.

If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

4.	Partial Tenders (not applicable to shareholders who tender by book-entry transfer).

If fewer than all the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” in this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.	Signatures on Letter of Transmittal; Stock Powers and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Shares.

If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned or issued in the name of, any person other than the registered holder(s). Signature(s) on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) evidencing Shares tendered hereby, the Share Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signature(s) on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

6.	Stock Transfer Taxes.

Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

7.	Special Payment and Delivery Instructions.

If the check for the purchase price of any Shares purchased is to be issued to, or any Shares not tendered or not purchased are to be returned or issued in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any Share Certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8.	Waiver of Conditions; Interpretation.

Purchaser reserves the absolute right to waive any condition of the Offer to the extent permitted by applicable law or any defect or irregularity in the tender of any Shares of any particular shareholder, including without limitation the undersigned, whether or not similar defects or irregularities are waived in the case of other shareholders. Purchaser’s interpretation of the terms and conditions of the Offer (including, without limitation, this Letter of Transmittal and these Instructions) will be final and binding.

9.	Important Tax Information and Substitute Form W-9.

Under current U.S. federal income tax law, Purchaser or its paying agent (the “Payor”) may be required to withhold a portion of any payments made to certain holders (or other payees) pursuant to the Offer. To avoid such backup withholding, each tendering U.S. holder (as defined in the Offer to Purchase) or other payee that is a U.S. person for U.S. federal income tax purposes must provide the Payor with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing the enclosed Substitute Form W-9, or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual’s social security number. If the Payor is not provided with the correct TIN, the U.S. holder (or other payee) may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”), and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if the Payor is provided with a TIN. If a U.S. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9 and sign and date the Substitute Form W-9. If “Applied For” is written in Part I and the Payor is not provided with a TIN prior to the date of payment, the Payor will withhold 28% of any reportable payments made to the U.S. holder. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if the Shares are held in more than one name), consult the instructions in the enclosed Substitute Form W-9 contained in this Letter of Transmittal.

Certain persons (including, among others, all corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on the Substitute Form W-9. To satisfy the Payor that a non-U.S. person qualifies as an exempt recipient, such person must submit the appropriate Form W-8, signed under penalties of perjury, attesting to that person’s non-U.S. status. A Form W-8 can be obtained from the Payor upon request and is available on the IRS website (www.irs.gov). Holders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

A person’s failure to complete the Substitute Form W-9, Form W-8 or other appropriate form will not, by itself, cause such person’s Shares to be deemed invalidly tendered, but may require the Payor to withhold a portion of any payments made to such person pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of U.S. federal income tax withheld will be creditable against the U.S. federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF U.S. FEDERAL INCOME TAX AT A 28% RATE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. PAYEES ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING BACKUP WITHHOLDING.

10.	Requests for Assistance or Additional Copies.

Any questions and requests for assistance may be directed to the Information Agent or the Dealer Manager for the Offer at their respective addresses and telephone numbers set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent.

11.	Mutilated, Lost, Stolen or Destroyed Certificates.

If any Share Certificate(s) have been mutilated, lost, stolen, or destroyed, the shareholder should promptly notify the Company’s transfer agent for the Shares. The holder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE) AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE OR PRIOR TO THE EXPIRATION OF A SUBSEQUENT OFFERING PERIOD (IF APPLICABLE).

PAYOR’S NAME
SUBSTITUTE
Name:
Form W-9 Department of the Treasury, Request for Taxpayer Identification Number (TIN) and Certification

Address:

(City) (State) (Zip Code)

Check appropriate box:
	Individual/Sole Proprietor ☐	Corporation ☐	Exempt from
	Partnership ☐	Other (specify) ☐	Backup Withholding ☐

	Part I. — Please provide your taxpayer or identification number in the space at right. If awaiting TIN, write “Applied For.”		SSN:
or

EIN:

Part II. — Awaiting TIN ☐
Part III. — Certification Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a United States person (including a United States resident alien).
Certification Instructions — You must cross out item (2) in Part III above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

	Signature:		Date:

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature             Date:

FACSIMILES OF THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY SIGNED, WILL BE ACCEPTED. THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF THE COMPANY OR HIS OR HER BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY, AT ONE OF THE ADDRESSES SET FORTH BELOW.

By Mail to:
Computershare Trust Company, N.A.
c/o Voluntary Corporate Actions
PO Box 43011
Providence, RI 02940-3011

By Overnight Courier to:
Computershare Trust Company, N.A.
c/o Voluntary Corporate Actions
Suite V
250 Royall Street
Canton, MA 02021

By Facsimile Transmission (for Eligible Institutions Only): (617) 360-6810
Confirm by Telephone: (781) 575-2332

Questions and requests for assistance may be directed to our Information Agent or the Dealer Manager at the addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent. Shareholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Information Agent for the Offer is:

199 Water Street, 26th Floor
New York, NY 10038-3560
Banks and Brokers Call: (212) 440-9800
All Others Please Call Toll-Free: (866) 297-1410

The Dealer Manager for the Offer is:

1633 Broadway, 29th Floor
New York, NY 10019-6708
Call Toll-Free: (877) 909-6876